Restricted cash (Tables)	12 Months Ended
Dec. 31, 2019
Restricted Cash and Investments [Abstract]
Schedule of restricted cash
Restricted cash consists of the following:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Accounts pledged as collateral for Senior Secured Notes (1)	24	328
Accounts pledged as collateral for performance bonds and similar guarantees	104	101
Demand deposit pledged as collateral for tax related guarantee (2)	83	—
Other	31	32
Total restricted cash	242	461

(1)
The balance as at December 31, 2018 was used to repurchase Senior Secured Notes on April 10, 2019 (see Note 22 - Debt for further details). In 2019, Seabras Sapura repaid $24 million of related party and shareholder loans, with the cash proceeds held in escrow against a future redemption of Senior Secured Notes. This is held as non-current within the Consolidated Balance Sheet.

(2)
We placed a total of 330 million Brazilian Reais of collateral with BTG Bank under a letter of credit agreement. This related to long-running tax disputes which are currently being litigated through the Brazilian courts. This is held as non-current within the Consolidated Balance Sheet.

Restricted cash is presented in our Consolidated Balance Sheets as follows:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Current restricted cash	135	461
Non-current restricted cash	107	—
Total restricted cash	242	461